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                                                                       EXHIBIT 6


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 15, 2003 relating to the financial statements and financial highlights which appear in the February 28, 2003 Annual Reports to Shareholders of the 35 (thirty-five) funds of GMO Trust listed on the cover page of the Prospectus of GMO Trust (excluding GMO Benchmark-Free Allocation Fund), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus of GMO Trust and under the headings "Investment Advisory and Other Services - Independent Accountants" in the Statement of Additional Information of GMO Trust, all of which constitute part of such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
June 30, 2003
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 15, 2003 relating to the financial statements and financial highlights which appear in the February 28, 2003 Annual Reports to Shareholders of GMO U.S. Core Fund, GMO Tobacco-Free Core Fund, GMO Value Fund, GMO Intrinsic Value Fund, GMO Growth Fund, GMO Real Estate Fund, GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Share Fund, GMO Short-Duration Investment Fund (formerly known as GMO Short-Term Income Fund), GMO Inflation Indexed Bond Fund, GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Fund, GMO Currency Hedged International Equity Fund, GMO Foreign Fund and GMO Emerging Countries Fund, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in the Prospectus of GMO Trust Class M Shares and under the heading "Investment Advisory and Other Services - Independent Accountants" in the Statement of Additional Information of GMO Trust Class M Shares, which constitute part of such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
June 30, 2003